UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

CIMG Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

Room R2, FTY D, 16/F, Kin Ga Industrial Building,

9 San On Street, Tuen Mun, Hong Kong

(Address of principal executive offices)

+ 852 70106695

Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 28, 2025, CIMG Inc, a Nevada corporation (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Articles of Incorporation (the “Articles of Incorporation”) with the Secretary of State of Nevada to increase the number of authorized shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) from 200,000,000 to 600,000,000 and to make a corresponding change to the number of authorized shares of capital stock, effective as of 11:00 a.m. (New York time) on October 28, 2025 (the “Increase of Authorized Shares”). As reported below under Item 5.07 of this report, the Company held CIMG Inc. 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on October 28, 2025, at which meeting the Company’s stockholders approved an amendment to the Articles of Incorporation to authorize the Company to effect the Increase of Authorized Shares. Following the Annual Meeting, the Company effected the Increase of Authorized Shares on October 28, 2025.

The information set forth herein is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 28, 2025, at 10:00 a.m. (Eastern time), the Company held its virtual Annual Meeting.

A quorum was present for the Annual Meeting. At the Annual Meeting, four proposals were submitted to the stockholders for approval as set forth in the definitive Proxy Statement (the “Proxy Statement”) as filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 6, 2025. As of the record date, September 30, 2025, a total of 196,514,084 shares of Common Stock were issued and outstanding and entitled to vote. The holders of record of 156,695,414 shares of Common Stock were present in person or represented by proxy at said meeting. Such amounts represented approximately 79.74% of the Common Stock entitled to vote at such meeting and of the Company’s total voting power.

At the Annual Meeting, the stockholders approved six of the six proposals submitted. The votes on the proposals were cast as set forth below:

1.	Election of the five nominees to the Board:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Jianshuang Wang	156,496,876	171,107	27,431
Zongmei Huang	156,572,485	95,476	27,453
Yanli Hou	156,573,551	94,410	27,453
Changzheng Ye	156,572,346	95,615	27,453
Jinmei Guo Hellstroem	156,599,836	95,125	453

Each director nominee was elected to serve as a director until the Company’s 2026 annual meeting of stockholders, or until such person’s successor is duly elected and qualified, or until such person’s earlier resignation, death, or removal. The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or represented by proxy and entitled to vote was required for approval. The proposal was approved.

2.	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers..

Votes For	Votes Against	Abstentions
156,563,197	131,430	787

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or represented by proxy and entitled to vote was required for approval. The proposal was approved.

3.	To approve the adoption of the CIMG Inc. 2026 Equity Incentive Plan.

Votes For	Votes Against	Abstentions
156,513,223	181,863	328

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or represented by proxy and entitled to vote was required for approval. The proposal was approved.

4.	The approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock, par value $0.00001 per share, authorized for issuance from 200,000,000 to 600,000,000.

Votes For	Votes Against	Abstentions	Broker Non-Votes
156,380,013	312,687	2,713

The affirmative vote of the holders of a majority of the voting power of the issued and outstanding shares of Common Stock of the Company was required for approval. The proposal was approved.

5.	The ratification of the selection by our Board of Assentsure PAC, our independent auditor for the fiscal year ended September 30, 2025.

Votes For	Votes Against	Abstentions
156,599,235	94,452	1,727

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or represented by proxy and entitled to vote was required for approval. The proposal was approved.

6.	The approval of the transaction of such other business as may properly come before the annual meeting or any adjournment or postponement thereof, including, if necessary or advisable, the adjournment of the annual meeting to solicit additional proxies:

Votes For	Votes Against	Abstentions	Broker Non-Votes
156,599,235	94,452	1,727

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or represented by proxy and entitled to vote was required for approval. The proposal was approved.

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

Item 7.01 Regulation FD Disclosure.

On October 31, 2025, the Company issued a press release announcing the Company’s Subsidiary has been authorized as a distributor of Inspur Electronic Information Industry Co., Ltd., a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 to this report, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liability under that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation of CIMG Inc., dated October 28, 2025.
99.1	Press Release announcing CIMG Inc.’s Subsidiary has been authorized as a distributor of Inspur Electronic Information Industry Co., Ltd., issued October 31, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIMG Inc.

Dated: October 31, 2025	By:	/s/ Jianshuang Wang
	Name:	Jianshuang Wang
	Title:	Chief Executive Officer